                                                                   Exhibit 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-90045, File No. 333-77943, File No. 333-33038, File No. 333-39396, File No. 333-67692 and File No. 333-70334 on Form
S-8.


ARTHUR ANDERSEN LLP


March 21, 2002
Los Angeles, California